Exhibit 10.1
$400,000,000
TRICO SHIPPING AS
11 7/8% SENIOR SECURED NOTES DUE 2014
PURCHASE AGREEMENT
October 16, 2009
Barclays Capital Inc.
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
     Trico Shipping AS, a Norwegian limited company (the “Company”) and subsidiary of Trico Marine Services, Inc., a Delaware corporation (the “Parent”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to you, as the initial purchaser (the “Initial Purchaser”), $400,000,000 in aggregate principal amount of its 11 7/8% Senior Secured Notes due 2014 (the “Notes”). The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued pursuant to an Indenture (the “Indenture”) to be entered into among the Company, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Company’s obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the “Guarantees”) by the guarantors, including the Parent, listed in Schedule I hereto (together the “Guarantors”). As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This Agreement is to confirm the agreement concerning the purchase of the Notes from the Company by the Initial Purchaser.
     1. Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchaser without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(2) under the Securities Act. The Company and the Guarantors have prepared a preliminary offering memorandum, dated October 9, 2009 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and certain other information and an offering memorandum, dated October 16, 2009 (the “Offering Memorandum”), setting forth information regarding the Company, the Guarantors, the Notes, the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule III-A hereto are collectively referred to as the “Pricing Disclosure Package.” The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchaser. “Applicable Time” means 12:00 p.m (New York City time) on the date of this Agreement.
     At or before the Closing Date (as defined herein), the Company and the Guarantors, as applicable, will complete or cause to be completed a series of transactions described in the Offering Memorandum under the caption “Summary—The Refinancing Transactions” (such transactions are herein referred to as the “Refinancing Transactions” and the agreements entered into in connection with the Refinancing Transactions are herein referred to as the “Refinancing Agreements”).
     In connection with the Refinancing Transactions and the offering of the Notes, the Company and the Guarantors will enter into a Collateral Agency Agreement (the “Collateral Agency Agreement”) among the Company, the Guarantors, the Trustee, Nordea Bank Finland PLC, New York Branch, as administrative agent under the Working Capital Facility (as defined in the Offering Memorandum), and Wilmington Trust Company, as collateral agent (the “Collateral Agent”), pursuant to which the Collateral Agent will act as agent on behalf of holders of the Notes, the Trustee, the administrative agent and lenders under the Working Capital Facility.
     You have advised the Company that you will make offers (the “Exempt Resales”) of the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”) and (ii) outside the United States to certain persons who are not U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. As used herein, the terms “offshore transaction” and “United States” have the respective meanings given to them in Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as the (“Eligible Purchasers”).
     Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement attached hereto as Exhibit A (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchaser to be dated the Closing Date, for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the United States Securities and Exchange Commission (the “Commission”) under the circumstances set forth therein, a registration statement under the Securities Act relating to the Company’s 11 7/8% Senior Secured Notes due 2014 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees. Such portion of the offering is referred to as the “Exchange Offer.” As used herein, the term “Exchange Notes” shall include the Exchange Guarantees, unless the context otherwise requires.
     Pursuant to:
          (a) the first preferred mortgages to be executed and recorded by each of the Issuer, Trico Subsea AS, DeepOcean Shipping AS, DeepOcean Shipping II AS and DeepOcean Shipping III AS against each marine vessel listed on Schedule IV hereto (registered in the jurisdiction listed therein), in favor of the Collateral Agent to be dated the Closing Date (the “Vessel Mortgages”),
          (b) the deeds of covenants listed on Schedule IV hereto (together with the Vessel Mortgages, the “Mortgages”),
          (c) certain Assignments of Charter Agreements among the Collateral Agent and the parties listed therein,
          (d) the Assignment of Earnings Agreements listed on Schedule IV hereto among the Collateral Agent and the parties listed therein,
          (e) certain Assignments of Insurance among the Collateral Agent and the parties listed therein among the Trustee and the parties listed therein,

          (f) the Assignment of Shipbuilding Contracts and Assignment of Refund Guarantee listed on Schedule IV hereto between Trico Subsea AS and the Collateral Agent,
          (g) certain factoring agreements among the Collateral Agent and the parties listed therein,
          (h) the deeds of charge, security agreements and share pledge agreements listed on Schedule IV hereto among the Collateral Agent and the parties listed therein,
          (i) the account pledge and security agreements and blocked account control agreements listed on Schedule IV hereto among the Collateral Agent and the parties listed therein,
          (j) the Collateral Agency Agreement,
          (k) certain Intercompany Loan Assignment Agreements among the Collateral Agent and the parties listed therein,
          (l) the Intercompany Subordination Agreement (the “Intercompany Subordination Agreement”),
          (m) the Security and Pledge Agreement among the Collateral Agent and the Company and each of the Guarantors, and
          (n) any supplements or other instruments or documents or agreements entered into in connection with any of the foregoing or to secure any additional Collateral (as defined below), in each case as each of the foregoing may from time to time be amended (collectively, with the documents and instruments in (a) through (m) of this Section, the “Security Documents”), the respective obligations of the Company and each of the Guarantors under the Indenture and the Securities will be secured by a lien on the collateral (the “Collateral”) described in the Indenture and set forth in the respective Security Document.
     2. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent, warrant and agree as follows:
          (a) When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.
          (b) Assuming the accuracy of your representations and warranties in Section 3(b), the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Securities Act.
          (c) No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the Company, the Guarantors, any of their respective affiliates or any of their respective representatives (other than you, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.
          (d) No directed selling efforts within the meaning of Rule 902 under the Securities Act were used by the Company, the Guarantors or any of their respective representatives (other than you, as to whom the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, and the Company, any affiliate of the Company and any person acting on its or their behalf (other than you, as to whom the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902 under the Securities Act.
          (e) Each of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, each as of its respective date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
          (f) Neither the Company, any Guarantor nor any other person acting on behalf of the Company or any Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission. The Company and the Guarantors will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act), of any Notes or any substantially similar security issued by the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.
          (g) The Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum have been prepared by the Company and the Guarantors for use by the Initial Purchaser in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company or any of the Guarantors is contemplated.
          (h) The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
          (i) The Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

          (j) The Parent and the Company have not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Initial Purchaser; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchaser is listed on Schedule III-B. Each Free Writing Offering Document listed on Schedule III-B does not conflict with the information contained in the Pricing Disclosure Package or the Offering Memorandum and each such Free Writing Offering Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Free Writing Offering Document in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).
          (k) All documents or any amendment or supplement thereto filed by Parent under the Exchange Act (hereinafter, the “Exchange Act Reports”), when they were filed with the Commission, conformed in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not, when filed with the Commission, contain an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (l) Each of the Parent and its subsidiaries has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Parent and its subsidiaries taken as a whole or a material adverse effect on the performance by the Company and the Guarantors of this Agreement, the Indenture, the Notes or the Refinancing Agreements or the consummation of any of the transactions contemplated hereby or thereby (a “Material Adverse Effect”). Each of the Parent and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Parent does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule V hereto. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule V hereto.
          (m) The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors’ qualifying shares for foreign subsidiaries and except as set forth in each of the Pricing Disclosure Package and the Offering Memorandum) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (n) Each of the Company and the Guarantors has all requisite corporate or other entity power and authority to execute, deliver and perform its obligations under the Indenture. The

Indenture has been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will constitute the valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing. No qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales and the Indenture will conform in all material respects to the requirements of the Trust Indenture Act. The Indenture will conform to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.
          (o) The Company has all requisite corporate or other power and authority to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchaser against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing. The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.
          (p) The Company has all requisite corporate or other power and authority to execute, issue and perform its obligations under the Exchange Notes. The Exchange Notes have been duly and validly authorized by the Company and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
          (q) Each Guarantor has all requisite corporate, partnership, limited liability company or other entity power and authority, as applicable, to execute, issue and perform its obligations under the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and when the Indenture is duly executed and delivered by the Guarantors in accordance with its terms and upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchaser contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing. The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.
          (r) Each Guarantor has all requisite corporate, partnership, limited liability company or other entity power and authority, as applicable, to execute, issue and perform its obligations under the Exchange Guarantees. The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when executed and delivered by the Guarantors in accordance with the terms of the Indenture and upon the due execution and authentication of the Exchange Notes in accordance with the Indenture and the issuance and delivery of the Exchange Notes in the Exchange Offer contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Guarantors entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
          (s) The Company and each Guarantor have all requisite corporate, partnership, limited liability company or other entity power and authority, as applicable, to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of the Company and each Guarantor in accordance with the terms thereof, enforceable against the Company and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor’s rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing. The Registration Rights Agreement will conform to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.
          (t) The Company and each Guarantor, as applicable, have all requisite corporate, partnership, limited liability company or other entity power and authority to enter into and perform its obligations under the Refinancing Agreements (to the extent a party thereto), and each of the Refinancing Agreements has been duly and validly authorized, executed and delivered by the Company and each Guarantor (to the extent a party thereto) and, assuming due authorization, execution and delivery by the other parties thereto, constitute the valid and binding agreement of the Company and each Guarantor (to the extent a party thereto) enforceable against the Company and each Guarantor (to the extent a party thereto) in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law), public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
          (u) The Company and each Guarantor have all requisite corporate, partnership, limited liability company or other entity power and authority, as applicable, to execute, deliver and perform its obligations under the Security Documents. Each Security Document has been duly and validly authorized by the Company and each Guarantor (to the extent a party thereto) and, when executed and delivered by the Company and each Guarantor (to the extent a party thereto), in accordance with the terms thereof, will be validly executed and delivered and will be the legally valid and binding obligation of the Company and each Guarantor (to the extent a party thereto) in accordance with the terms thereof, enforceable against the Company and each Guarantor (to the extent a party thereto) in accordance with the terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) , public policy, applicable law relating to indemnification and contribution and by an implied covenant of good faith and fair dealing.
          (v) The Security Documents, when duly executed and delivered, will create valid and (when all required filings and recordings with respect to, and deliveries of, Collateral have been made as described in the Security Documents) perfected security interests or mortgage liens in the Collateral; each of the representations and warranties made by the Company and each Guarantor party to the Security Documents in each Security Document is true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
          (w) Other than the recording of the Mortgages and the filings made to perfect the liens granted under the Security Documents, no action, consent or approval of, registration or filing with or any other action by any governmental authority or regulatory body is or will be required in connection with the Mortgages, the Notes, the Refinancing Agreements or the exercise by the mortgagee of its rights thereunder other than as disclosed in the Offering Memorandum.
          (x) The Company and the Guarantors collectively own the Collateral, free and clear of any Lien (as that term is defined in the Indenture) other than the Liens to be released in connection with the Refinancing Transactions, the security interests granted pursuant to the Security Documents, Permitted Liens (as that term is defined in the Indenture) and other Liens expressly permitted under the Indenture.
          (y) Upon (i) registration, filing or any other required action required to be taken in any applicable jurisdictions with respect to the Security Documents, (ii) notification to the relevant charterers and insurers of the assignments of earnings and insurances made by any applicable Guarantor, (iii) recording of the Mortgages and (iv) all other actions necessary or desirable to perfect a security interest in the Collateral, the security interests in the Collateral, for the benefit of the collateral agent and the holders of the Securities, will constitute valid and perfected first priority security interests in the Collateral, securing the obligations of the Company and the Guarantors under the Indenture, subject only to Permitted Liens and other Liens expressly permitted under the Indenture and defined therein. As of the Closing Date, all other filings and other actions necessary to perfect the security interest in the Collateral will have been duly made or taken and will be in full force and effect.
          (z) The Company and each Guarantor has all requisite corporate power to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Guarantors.
          (aa) The issue and sale of the Notes, the execution, delivery and performance by the Company and the Guarantors, as applicable, of the Notes, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Security Documents, the Refinancing Agreements and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, will not (i) after giving effect to the amendment to the Parent Credit Facility described in the Offering Memorandum, conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Parent or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Parent or any of its subsidiaries is a party or by which the Parent or any of its subsidiaries is bound or to which any of the property or assets of the Parent or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter, articles of association or by-laws (or similar organizational documents) of the Parent or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, breaches, liens, defaults or violations that, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
          (bb) No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Parent or any of its subsidiaries or any of their properties or assets is required for the issue and sale of the Notes, the execution, delivery and performance by the Company and the Guarantors of the Notes, the Exchange Notes, the Indenture, the Registration Rights Agreement, the Security Documents, the Refinancing Agreements and this Agreement, the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby, including without limitation the Refinancing Transactions, except for (i) the filing of a registration statement by the Company with the Commission pursuant to the Securities Act as required by the Registration Rights Agreement and the order of the Commission declaring such registration statement effective, (ii) registrations, filings and notices in connection with the Mortgages and other Security Documents and (iii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under foreign, state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchaser, each of which items in this clause (iii) has been obtained and is in full force and effect or will be obtained and be in full force and effect as of the Closing Date.
          (cc) The historical financial statements (including the related notes and supporting schedules) included in the Pricing Disclosure Package and the Offering Memorandum present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved, except as otherwise stated therein.
          (dd) The pro forma financial statements included in the Pricing Disclosure Package and the Offering Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Pricing Disclosure Package. The pro forma financial statements included in the Pricing Disclosure Package have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information. The other financial information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Parent.
          (ee) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Parent and the Company, whose report appears in the Pricing Disclosure Package and the Offering

Memorandum and who have delivered the initial letter referred to in Section 7(s) hereof, are independent registered public accountants as required by the Securities Act and the rules and regulations thereunder.
          (ff) Deloitte AS, who have certified certain financial statements of DeepOcean ASA, whose report appears in the Pricing Disclosure Package and the Offering Memorandum and who have delivered the initial letter referred to in Section 7(u) hereof, are independent registered public accountants within the meaning of the Securities Act and the rules and regulations thereunder.
          (gg) The Parent and its subsidiaries (including the Company) maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, their respective principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. The Parent and its subsidiaries (including the Company) maintain internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Parent’s (or, as applicable, the Company’s) assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Parent’s (or as applicable, the Company’s) assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses or significant deficiencies in the Parent’s or the Company’s internal controls.
          (hh) (i) The Parent and its subsidiaries (including the Company) have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Parent and its subsidiaries in the reports Parent files or submits under the Exchange Act is accumulated and communicated to management of the Parent and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
          (ii) Since June 30, 2009, (i) the Parent has not been advised of (A) any significant deficiencies in the design or operation of internal controls that would adversely affect the ability of the Parent or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Parent and each of its subsidiaries, and (ii) there have been no significant changes in internal controls or in other factors that would significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
          (jj) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Trico Marine Services—Critical Accounting Policies” set forth in the Preliminary Offering Memorandum contained in the Pricing Disclosure Package and the Offering Memorandum accurately describes (A) the accounting policies that the Parent believes are the most important in the portrayal of the Parent’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; and (B) the judgments and uncertainties affecting the application of critical accounting policies.

          (kk) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—The Trico Supply Group—Critical Accounting Policies” set forth in the Preliminary Offering Memorandum contained in the Pricing Disclosure Package and the Offering Memorandum accurately describes (A) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments; and (B) the judgments and uncertainties affecting the application of critical accounting policies.
          (ll) There is and has been no failure on the part of the Parent and any of the Parent’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
          (mm) Except as described in each of the Pricing Disclosure Package and the Offering Memorandum, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, (i) neither the Parent nor any of its subsidiaries has (A) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or court or governmental action, order or decree, (B) issued or granted any securities, other than as compensation for services rendered; (C) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (D) entered into any material transaction not in the ordinary course of business or (E) declared or paid any dividend on its capital stock (except dividends paid to Parent or its subsidiaries), and (ii) there has not been any change in the capital stock, partnership, limited liability or other entity interests, as applicable, or long-term debt of the Parent or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Parent and its subsidiaries, taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (nn) The Parent and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the Pricing Disclosure Package and the Offering Memorandum and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Parent or any of its subsidiaries. All assets held under lease by the Parent or any of its subsidiaries are held by them under valid, subsisting and enforceable leases, except as described in the Pricing Disclosure Package and the Offering Memorandum and as do not materially interfere with the use made and proposed to be made of such assets by the Parent or any of its subsidiaries.
          (oo) The Parent and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Pricing Disclosure Package and the Offering Memorandum, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Parent and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect. Neither the Parent nor any of its subsidiaries has received notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.
          (pp) The Parent and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.
          (qq) There are no legal or governmental proceedings pending to which the Parent or any of its subsidiaries is a party or of which any property or assets of the Parent or any of its subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance by the Company and the Guarantors of the performance of this Agreement, the Indenture or the Notes or the consummation of any of the transactions contemplated hereby. To the Company’s and each Guarantors’ knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
          (rr) There are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Parent pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package and the Offering Memorandum. Neither the Parent nor any of its subsidiaries has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof; and that statements made in the Pricing Disclosure Package and the Offering Memorandum under the captions “Business—Environmental and Government Regulation,” “Description of Notes—Registration Rights; Special Interest” and “Plan of Distribution” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.
          (ss) The Parent and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Parent and its subsidiaries are in full force and effect; the Parent and its respective subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Parent nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made to continue such insurance. There are no claims by the Parent or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Parent nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.
          (tt) No relationship, direct or indirect, that would be required to be described in a registration statement of the Parent pursuant to Item 404 of Regulation S-K, exists between or among the Parent and its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Parent and its subsidiaries, on the other hand, that has not been described in the Pricing Disclosure Package and the Offering Memorandum.
          (uu) No labor disturbance by or dispute with the employees of the Parent or any of its subsidiaries exists or, to the knowledge of the Company or any Guarantor, is imminent that would reasonably be expected to have a Material Adverse Effect.
          (vv) Neither the Parent nor any of its subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (ww) The Parent and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Disclosure Package and the Offering Memorandum, (A) there are no proceedings that are pending, or known to be contemplated, against the Parent or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (B) the Parent and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Parent and its subsidiaries, and (C) none of the Parent and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.
          (xx) The Parent and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Parent or any of its subsidiaries, nor does the Company or any Guarantor have any knowledge of any tax deficiencies that has been, or would reasonably be expected to be, asserted against the Parent and each of its subsidiaries that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (yy) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Notes.
          (zz) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except in each case to the extent as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.
          (aaa) No subsidiary of the Parent or the Company is currently prohibited, directly or indirectly, from paying any dividends to the Parent or the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Parent or the Company any loans or advances to such subsidiary from the Parent or the Company or from transferring any of such subsidiary’s property or assets to the Parent or the Company or any other subsidiary of the Parent or the Company, except as described in the Pricing Disclosure Package and the Offering Memorandum.
          (bbb) The statistical and market-related data included in the Pricing Disclosure Package and the Offering Memorandum and the consolidated financial statements of the Parent and its subsidiaries included in the Pricing Disclosure Package and the Offering Memorandum are based on or derived from sources that the Parent and the Company believe to be reliable and accurate in all material respects.
          (ccc) Neither the Parent nor any of its subsidiaries is, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
          (ddd) Immediately after the consummation of the Refinancing Transactions, the Company will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company are not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature, (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company is or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
          (eee) The statements set forth in each of the Pricing Disclosure Package and the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes and under the captions “Material Tax Considerations,” “Certain Relationships and Related Transactions,” “Description of the Other Indebtedness,” “Compensation of Directors and Executive Officers” and “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.
          (fff) The Security Documents will, as of the Closing Date, conform in all material respects to the description thereof contained in the Offering Memorandum under the heading “Description of Notes—Collateral.”
          (ggg) Except as described in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company, any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor (other than the Registration Rights Agreement) owned or to be owned by such person or to require the Company or any Guarantor to include such securities in the securities registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company or any Guarantor under the Securities Act.
          (hhh) Neither the Parent nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would reasonably be expected to give rise to a valid claim against any of them or the Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.
          (iii) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.
          (jjj) The Parent and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Notes.
          (kkk) The Parent and the Company have not taken any action or omitted to take any action which may result in the loss by any of the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).
          (lll) Neither the Parent nor any of its subsidiaries is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which would reasonably be expected to have a Material Adverse Affect.
          (mmm) Neither the Parent nor any of its subsidiaries, nor, to the knowledge of the Company and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Parent or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
          (nnn) The operations of the Parent and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Parent or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Parent and the Company, threatened.
          (ooo) Neither the Parent nor any of its subsidiaries nor, to the knowledge of the Parent, any director, officer, agent, employee or affiliate of the Parent or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Parent and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
          (ppp) The Company’s acquisition of DeepOcean ASA, together with the Company’s subsequent corporate restructuring, were completed in all material respects with all applicable Norwegian statutes, rules, regulations or laws applicable to entities subject to Norwegian tonnage tax requirements.
          (qqq) No further payments are required to the Tebma Shipyard for the construction of the Trico Surge, the Trico Seeker, the Trico Sovereign and the Trico Searcher.
          Any certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser in connection with the offering of the Notes shall be deemed a representation and warranty by the Company or such Guarantor, jointly and severally, as to matters covered thereby, to the Initial Purchaser.
     3. Purchase of the Notes by the Initial Purchaser, Agreements to Sell, Purchase and Resell.
          (a) The Company and the Guarantors, jointly and severally hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchaser contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchaser and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, the Initial Purchaser agrees to purchase from the Company, at a purchase price of 93.768% of the principal amount thereof, the principal amount of Notes. The Company and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.
         (b) The Initial Purchaser hereby represents and warrants to the Company that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. The Initial Purchaser hereby represents and warrants to, and agrees with, the Company, on the basis of the representations, warranties and agreements of the Company and the Guarantors, that the Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; and (iv) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) and will not engage in any directed selling efforts within the meaning of Rule 902 under the Securities Act, in connection with the offering of the Notes. The Initial Purchaser has advised the Company that they will offer the Notes to Eligible Purchasers at a price initially equal to 96.393% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchaser at any time without notice.
         (c) The Initial Purchaser represents and warrants to and agrees with the Company that:
(i)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes, in circumstances in which section 21(1) of the FSMA does not apply to the Company; and

(ii)	in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of the Notes which are the subject of the offering contemplated by the Offering Memorandum to the public in that Relevant Member State other than:
(A)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(B)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(C)	in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive;
provided that no such offer of Notes shall require the Company or the Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive.
                    For the purposes of this representation, the expression an “offer of Notes to the public” in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe to the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.
          (d) The Initial Purchaser has not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule III-B hereto, (iii) the Free Writing Offering Documents listed on Schedule III-B hereto, (iv) any written communication prepared by the Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Notes and/or other information that was included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.
          (e) The Initial Purchaser represents and warrants to the Company that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefore or in substitution thereof) shall bear legends substantially in the forms as set forth in the “Notice to Investors” section of the Pricing Disclosure Package and Offering Memorandum (along with such other legends as the Initial Purchaser and its counsel deem necessary).
          The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 7(c) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchaser hereby consent to such reliance.
     4. Delivery of the Notes and Payment Therefor. Delivery to the Initial Purchaser of and payment for the Notes shall be made at the Houston office of Akin Gump Strauss Hauer & Feld LLP, at 9:00 A.M., Houston time, on October 30, 2009 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchaser and the Company. Each of the Company, the Guarantors and the Initial Purchaser will do and perform all things required or necessary to be done and performed under this Agreement by such party on or prior to the Closing Date and as may be reasonably requested by another party or its counsel in order to consummate the transactions to be consummated on the Closing Date.
          The Notes will be delivered to the Initial Purchaser, or the Trustee as custodian for The Depository Trust Company (“DTC”), against payment by the Initial Purchaser of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchaser at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Note”) and will be registered, in the case of the Global Note, in the name of Cede & Co. as nominee of DTC. The Notes to be delivered to the Initial Purchaser shall be made available to the Initial Purchaser in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date.
     5. Agreements of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, agree with the Initial Purchaser as follows:
          (a) The Company and the Guarantors will furnish to the Initial Purchaser, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.
          (b) The Company and the Guarantors will prepare the Offering Memorandum in a form approved by the Initial Purchaser and will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which they shall reasonably object after being so advised.
          (c) The Company and each of the Guarantors consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchaser and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.
          (d) If, at any time prior to completion of the distribution of the Notes by the Initial Purchaser to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Company or any of the Guarantors or in the opinion of counsel for the Initial Purchaser, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum to comply with any law, the Company and the Guarantors will forthwith prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchaser and dealers a reasonable number of copies thereof.
          (e) None of the Company nor any Guarantor will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Initial Purchaser, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary to make the statements made therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchaser and, if requested by the Initial Purchaser, will prepare and furnish without charge to the Initial Purchaser a Free Writing Offering Document or other document that will correct such conflict, statement or omission.
          (f) Promptly from time to time to take such action as the Initial Purchaser may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.
          (g) For a period commencing on the date hereof and ending on the 90th day after the date of the Offering Memorandum, the Company and the Guarantors agree not to, directly or indirectly, (1) offer for sale, sell, or otherwise dispose of (or enter into any transaction or device that is designed to, or would be expected to, result in the disposition by any person at any time in the future of) any debt securities of the Company substantially similar to the Notes or securities convertible into or exchangeable for such debt securities of the Company, or sell or grant options, rights or warrants with respect to such debt securities of the Company or securities convertible into or exchangeable for such debt securities of the Company, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such debt securities of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of debt securities of the Company or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement (other than pursuant to the Registration Rights Agreement), including any amendments, with respect to the registration of debt securities of the Company substantially similar to the Notes or securities convertible, exercisable or exchangeable into debt securities of the Company or (4) publicly announce an offering of any debt securities of the Company substantially similar to the Notes or securities convertible or exchangeable into such debt securities, in each case without the prior written consent of the Initial Purchaser, except in exchange for the Exchange Notes in connection with the Exchange Offer.
          (h) The Parent will furnish to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Parent and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Parent and its subsidiaries for such quarter in reasonable detail; provided that so long as the Parent files periodic reports pursuant to Section 13 or 15(d) of the Exchange Act for the foregoing periods, the Parent shall be deemed to comply with this Section 5(h).
          (i) So long as any of the Notes are outstanding, the Company and the Guarantors will, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, furnish at their expense (i) to the Initial Purchaser, and, upon request, to the holders of the Notes and prospective purchasers of the Notes the information required by Rule 144A(d)(4) under the Securities Act and (ii) from time to time such other information concerning the Company and the Guarantors as the Initial Purchaser may reasonably request.

          (j) The Company and the Guarantors will apply the net proceeds from the sale of the Notes to be sold by it hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.” The Notes shall be incurred solely to refinance indebtedness that was existing on May 14, 2009.
          (k) The Company, the Guarantors and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Guarantors in connection with the offering of the Notes.
          (l) The Company and the Guarantors will use their best efforts to permit the Notes to be eligible for clearance and settlement through DTC.
          (m) The Company and the Guarantors will not, and will use their reasonable best efforts to not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Securities Act.
          (n) The Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Notes.
          (o) The Company and the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letter(s) of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for “book entry” transfer.
          (p) The Company and the Guarantors will take such steps as shall be necessary to ensure that neither the Parent nor any of its subsidiaries becomes an “investment company” or a company “controlled by an investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.
          (q) Neither Parent nor its subsidiaries will take any action or omit to take any action which may result in the loss by the Initial Purchaser of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the FSMA.
     6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Guarantors, jointly and severally, agree, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Company’s and the Guarantors’ and each of their respective subsidiaries’ accountants and counsel); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents, the Refinancing Agreements, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (including, without limitation, in connection with the preparation, printing and delivery of Blue Sky memoranda); (iii) the issuance and delivery by the Company of the Notes and by the Guarantors of the

Guarantees and any taxes payable in connection therewith; (iv) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchaser may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchaser’s counsel relating to such registration or qualification); (v) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (vii) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchaser); (viii) the rating of the Notes and the Exchange Notes; (ix) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes and the Exchange Notes; (x) the performance by the Company and the Guarantors of their other obligations under this Agreement; (xi) the perfection of any security interest, lien or mortgage in the Collateral and duties of the Collateral Agent under the Security Documents; (xii) all travel expenses (including 50% of the expenses related to chartered aircraft) of the Initial Purchaser and the Parent’s and the Company’s officers and employees and any other expenses of the Initial Purchaser, the Parent and the Company in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show; and (xiii) all fees that may be payable by the Initial Purchaser in connection with any of the foregoing and all expenses incurred by the Initial Purchaser and its affiliates in connection with any of the foregoing, including, without limitation, travel and accommodation, the fees and costs of the Initial Purchaser’s independent consultants and outside legal counsel.
     7. Conditions to Initial Purchaser’s Obligations. The obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the Company and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:
          (a) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Initial Purchaser, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in the light of the circumstances then prevailing, not misleading.
          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Exchange Notes, the Registration Rights Agreement, the Indenture, the Security Documents, the Refinancing Agreements, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
          (c) Bartlit Beck Herman Palenchar & Scott LLP shall have furnished to the Initial Purchaser its written opinion, as counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit B-1 hereto.
          (d) Rishi A. Varma, Vice President and General Counsel of the Company shall have furnished to the Initial Purchasers his written opinion, as counsel to the Company and the Guarantors,

addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B-2 hereto.
          (e) Higgs & Johnson shall have furnished to the Initial Purchaser its written opinion, as Bahamian counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-1 hereto.
          (f) TozziniFreire Advogados shall have furnished to the Initial Purchaser its written opinion, as Brazilian counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-2 hereto.
          (g) Maples & Calder shall have furnished to the Initial Purchaser its written opinion, as Cayman Islands counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-3 hereto.
          (h) Carey Olsen shall have furnished to the Initial Purchaser its written opinion, as Guernsey counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-4 hereto.
          (i) Cains shall have furnished to the Initial Purchaser its written opinion, as Isle of Man counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-5 hereto.
          (j) Pinedo Abogados shall have furnished to the Initial Purchaser its written opinion, as Mexican counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-6 hereto.
          (k) Nauta Dutilh shall have furnished to the Initial Purchaser its written opinion, as Dutch counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-7 hereto.
          (l) Simonsen Advokatfirma shall have furnished to the Initial Purchaser its written opinion, as Norwegian counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-8 hereto.
          (m) BA-HR shall have furnished to the Initial Purchaser its written opinion, as Norwegian counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-9 hereto.
          (n) Advokatfirmaet Schjodt DA shall have furnished to the Initial Purchaser its written opinion, as Norwegian counsel to the Company and the Guarantors, addressed to the Initial

Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-10 hereto.
          (o) Uría Menéndez shall have furnished to the Initial Purchaser its written opinion, as Spanish counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-11 hereto.
          (p) Mackinnons shall have furnished to the Initial Purchaser its written opinion, as U.K. counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-12 hereto.
          (q) Seward Kissel LLP shall have furnished to the Initial Purchaser its written opinion, as Vanuatu counsel to the Company and the Guarantors, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, substantially in the form of Exhibit C-13 hereto.
          (r) The Initial Purchaser shall have received from Akin Gump Strauss Hauer & Feld LLP, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.
          (s) At the time of execution of this Agreement, the Initial Purchaser shall have received from PricewaterhouseCoopers LLP a letter, in form and substance reasonably satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
          (t) With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (the “PwC initial letter”), the Company shall have furnished to the Initial Purchaser a “bring-down letter” of such accountants, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the PwC initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the PwC initial letter.

          (u) At the time of execution of this Agreement, the Initial Purchaser shall have received from Deloitte AS a letter, in form and substance reasonably satisfactory to the Initial Purchaser, addressed to the Initial Purchaser and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
          (v) With respect to the letter of Deloitte AS referred to in the preceding paragraph and delivered to the Initial Purchaser concurrently with the execution of this Agreement (the “Deloitte initial letter”), the Company shall have furnished to the Initial Purchaser a “bring-down letter” of such accountants, addressed to the Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the Deloitte initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the Deloitte initial letter.
          (w) (i) Neither the Parent nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capital stock or long-term debt of the Parent or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Parent and its subsidiaries, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.
          (x) Each of the Company and Guarantors shall have furnished or caused to be furnished to the Initial Purchaser dated as of the Closing Date a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and each Guarantor, or other officers reasonably satisfactory to the Initial Purchaser, as to such matters as the Initial Purchaser may reasonably request, including, without limitation, a statement that:
     (i) The representations, warranties and agreements of the Company and the Guarantors in Section 2 are true and correct on and as of the Closing Date, and the Company and the Guarantors have complied with all their agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and
     (ii) They have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Pricing Disclosure Package and the Offering Memorandum.
          (y) Subsequent to the earlier of the Applicable Time and the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the securities of the Company or the Guarantors by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of securities of the Company or the Guarantors.
          (z) The Notes shall be eligible for clearance and settlement through DTC.
          (aa) The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.
          (bb) The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.
          (cc) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the NASDAQ or the NYSE Amex or in the over-the-counter market, or trading in any securities of the Parent or the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum or that, in the judgment of the Initial Purchaser, would materially and adversely affect the markets for the Notes.
          (dd) All conditions to the effectiveness of the Refinancing Transactions (including the Working Capital Facility) (other than the issuance of the Notes) contemplated to occur thereunder on the Closing Date have been satisfied or waived upon the consummation of the offering, and the Refinancing Transactions shall concurrently take place. All conditions to the effectiveness of the Working Capital Facility (other than the issuance of the Notes) shall have been satisfied or waived upon the consummation of the offering, and the Working Capital Facility shall concurrently become effective.
          (ee) The release of all existing liens, charges or encumbrances on any Collateral shall have been recorded and delivered to the Initial Purchaser.

          (ff) The Security Documents (and the instruments required to be delivered thereunder), in form and substance reasonably satisfactory to the Initial Purchaser, shall have been duly executed and delivered by the Parent and its subsidiaries, as applicable.
          (gg) The Intercompany Subordination Agreement shall have been executed and delivered and in full force and effect.
          (hh) The equity commitment agreement among the Collateral Agent, the Company and Trico Supply AS shall have been executed and delivered and in full force and effect.
          (ii) On or prior to the Closing Date, the Company and the Guarantors shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser may reasonably request.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.
     8. Indemnification and Contribution.
          (a) The Company and each Guarantor, hereby agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Company or any Guarantor (or based upon any written information furnished by the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) in any materials or information provided to investors by, or with the approval of, the Company or any Guarantor in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse the Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any such amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials, in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Company or the Guarantors may otherwise have to the Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.
          (b) The Initial Purchaser hereby agrees to indemnify and hold harmless the Company, each Guarantor, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any Guarantor or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky Application, or (C) in any Marketing Materials or (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Blue Sky Application or in any Marketing Materials any material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by the Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Initial Purchaser may otherwise have to the Company, any Guarantor or any such director, officer, employee or controlling person.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchaser shall have the right to employ counsel to represent jointly the Initial Purchaser and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchaser against the Company or any Guarantor under this Section 8, if (i) the Company, the Guarantors and the Initial Purchaser shall have so mutually agreed; (ii) the Company and the Guarantors have failed within a reasonable time to retain counsel reasonably satisfactory to the Initial Purchaser; (iii) the Initial Purchaser and their respective directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the Company and the Guarantors; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Initial Purchaser or their respective directors, officers, employees or controlling persons, on the one hand, and the Company and the Guarantors, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Guarantors. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchaser with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement as set forth on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors, or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Guarantors, and information supplied by the Company shall also be deemed to have been supplied by the Guarantors. The Company, the Guarantors, and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchaser were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale to Eligible Purchasers of the Notes initially purchased by it exceeds the amount of any damages that the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchaser’s obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.
          (e) The Initial Purchaser confirms and the Company and the Guarantors acknowledge and agree that the statement with respect to the offering of the Notes by the Initial Purchasers set forth in the last paragraph on the front cover of the Offering Memorandum and in the second paragraph of the section entitled “Plan of Distribution” in the Pricing Disclosure Package and the Offering Memorandum are correct and constitute the only information concerning the Initial Purchaser furnished in writing to the Company or any Guarantor by of the Initial Purchaser specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.
     9. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(w), (y) or (cc) shall have occurred or if the Initial Purchaser shall decline to purchase the Notes for any reason permitted under this Agreement.
     10. Reimbursement of Initial Purchaser’s Expenses. If (a) the Company for any reason fails to tender the Notes for delivery to the Initial Purchaser or (b) the Initial Purchaser shall decline to purchase the Notes for any reason permitted under this Agreement, the Company and the Guarantors shall reimburse the Initial Purchaser for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Initial Purchaser) incurred by the Initial Purchaser in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company and the Guarantors shall pay the full amount thereof to the Initial Purchaser.
     11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
          (a) if to the Initial Purchaser, shall be delivered or sent by hand delivery, mail, email or overnight courier to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration with a copy (which copy shall not constitute notice) to Akin Gump Strauss Hauer & Feld LLP, 1111 Louisiana Street, 44th Floor, Houston, TX 77002-5200 Attention: J. Michael Chambers (Email: mchambers@akingump.com; Fax: 713-236-0822), and with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019;
          (b) if to the Company or any Guarantor, shall be delivered or sent by mail, email, overnight courier or facsimile transmission to Trico Marine Services, Inc., 10001 Woodloch Forest Drive, Suite 610, The Woodlands, Texas 77380 Attention: General Counsel (Email: rvarma@tricomarine.com Fax: 281-203-5701), with a copy to Bartlit Beck Herman Palenchar & Scott LLP, 1899 Wynkoop, Suite 800, Denver, Colorado, 80202, Attention: Polly S. Swartzfager;

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, email or facsimile transmission to the Initial Purchaser at its address set forth in its acceptance email to Barclays Capital Inc., which address will be supplied to any other party hereto by Barclays Capital Inc. upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.
     12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of directors, officers and employees of the Initial Purchaser and each person or persons, if any, controlling the Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors and officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
     13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
     14. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.
     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts located in New York County, New York, including the United States District Court for the Southern District of New York, in connection with any claim brought with respect to this Agreement or related matter and waives any right to claim such forum would be inappropriate, including concepts of forum non conveniens. Time is of the essence in this Agreement.
     16. Waiver of Jury Trial. The Company and each Guarantor and the Initial Purchaser hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     17. No Fiduciary Duty. The Company and the Guarantors acknowledge and agree that in connection with this offering, or any other services the Initial Purchaser may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchaser: (i) no fiduciary or agency relationship between the Company, any Guarantor and any other person, on the one hand, and the Initial Purchaser, on the other, exists; (ii) the Initial Purchaser is not acting as advisors, expert or otherwise, to the Company or the Guarantors, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the Company and the

Guarantors, on the one hand, and the Initial Purchaser, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchaser may have to the Company and the Guarantors shall be limited to those duties and obligations specifically stated herein; (iv) the Initial Purchaser and its respective affiliates may have interests that differ from those of the Company and the Guarantors; and (v) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Guarantors hereby waive any claims that the Company and the Guarantors may have against the Initial Purchaser with respect to any breach of fiduciary duty in connection with the Notes.
     18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
     19. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature Pages Follow]

     If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, Trico Shipping AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Trico Marine Services, Inc.
By:	/s/ Joseph S. Compofelice
Name: Joseph S. Compofelice
Title: Chief Executive Officer

Trico Marine Cayman, L.P. By: Trico Holdco, LLC, General Partner
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

Trico Holdco, LLC
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

Trico Supply AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

Trico Subsea Holding AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean Shipping III AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman
[Signature Page to Purchase Agreement]

DeepOcean Shipping II AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean Shipping AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean AS
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	Chairman

Trico Supply (UK) Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Albyn Marine Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Ctc Marine Projects Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DeepOcean Brasil Servicos Ltda.
By:	/s/ Per Thuestad
	Name:	Per Thuestad
	Title:	Director

DeepOcean Maritime AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman
[Signature Page to Purchase Agreement]

DeepOcean Management AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean De Mexico S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

CTC Marine Norway AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

CTC Guernsey Ltd.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Director

DeepOcean Subsea Services Limited
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DeepOcean BV
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
	Title:	Director

DeepOcean UK Ltd.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager
[Signature Page to Purchase Agreement]

Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

Trico Subsea AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman
[Signature Page to Purchase Agreement]

Accepted:
Barclays Capital Inc.

By:	/s/ Paul Cugno
Name: Paul Cugno
Title: Managing Director
[Signature Page to Purchase Agreement]

SCHEDULE I
Guarantors
1. Trico Marine Services, Inc. (Delaware)
2. Trico Marine Cayman, LP (Cayman)
3. Trico Holdco, LLC (Delaware)
4. Trico Supply AS (Norway)
5. Trico Subsea Holding AS (Norway)
6. Trico Subsea AS (Norway)
7. DeepOcean Shipping III AS (Norway)
8. Deep Ocean Shipping II AS (Norway)
9. DeepOcean Shipping AS (Norway)
10. DeepOcean AS (Norway)
11. Trico Supply (UK) Limited (England and Wales)
12. Albyn Marine Limited (Scotland)
13. CTC Marine Projects Limited (UK)
14. DeepOcean Brasil Servicos Ltd. (Brazil)
15. DeepOcean Maritime AS (Norway)
16. DeepOcean Management AS (Norway)
17. Deep Ocean de Mexico S. de R.L. de C.V. (Mexico)
18. CTC Marine Norway AS (Norway)
19. CTC Guernsey Ltd. (Guernsey)
20. DeepOcean Subsea Services Limited (UK)
21. DeepOcean BV (Netherlands)
22. DeepOcean UK Ltd. (UK)
23. Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V. (Mexico)
24. Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V. (Mexico)

I-1

SCHEDULE II
TRICO SHIPPING AS PRICING TERM SHEET
[See attached.]

II-1

Strictly Confidential
Trico Shipping AS
$400,000,000 11 7/8% Senior Secured Notes due 2014
October 16, 2009
Pricing Supplement
Pricing Supplement dated October 16, 2009 to the Preliminary Offering Memorandum (the “Preliminary Offering Memorandum”) dated October 9, 2009 of Trico Shipping AS. This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	Trico Shipping AS (the “Company”)

Security	Senior Secured Notes due 2014 (the “notes”)

Principal Amount	$400,000,000

Gross Proceeds	$385,572,000

Form	144A/Reg S with registration rights

Maturity	November 1, 2014

Issue Price	96.393% plus accrued interest, if any, from October 30, 2009

Coupon	11.875%

Yield to Maturity	12.875%

Spread over Reference US Treasury Security	1,050 basis points

Benchmark Treasury	UST 2.375% due September 30, 2014

Interest Payment Dates	Semi-annually on May 1 and November 1 of each year, beginning on
May 1, 2010

Record Dates	April 15 and October 15

Interest on Overdue Principal and Interest	2% higher than the then applicable interest rate on the notes

Optional Redemption	At any time on or after November 1, 2012, the Company may, at its option, redeem the notes, in whole or in part, at the redemption prices (expressed as a percentage of the principal amount thereof)
set forth below, together with accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning
November 1 of the years indicated:

Year	Percentage
2012	105.938%
2013 and thereafter	100.000%

In addition, prior to November 1, 2012, up to 10% of the notes may be redeemed during any 12-month period at 103%. At any time prior to November 1, 2012, the Company may redeem all or a portion of the notes at a price equal to 100% of the principal amount plus a
“make-whole” premium, using a discount rate of Treasuries plus
0.50%, plus accrued and unpaid interest to the redemption date.

Optional Redemption with Equity Proceeds	Prior to November 1, 2012, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the notes issued under the Indenture with the net cash proceeds from one or more equity offerings at a redemption price of 111.875% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.

Change of Control	101%, plus accrued and unpaid interest to the date of purchase

Trade Date	October 16, 2009

Settlement Date	October 30, 2009 (T+10)

Sole Manager	Barclays Capital Inc.

Denominations	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP/ISIN Numbers	144A CUSIP and ISIN: 89612BAA6 and US89612BAA61
Regulation S CUSIP and ISIN: R92856AA2 and USR92856AA25
Additional Changes to the Preliminary Offering Memorandum:
Special Repurchase Offer (Arbol Grande). In the event the Company is unable to acquire a currently leased vessel (the Arbol Grande) and is required to offer to purchase a specified portion of the notes as described in the Preliminary Offering Memorandum, the purchase price for such notes will be equal to 100% of the accreted value of the notes plus accrued and unpaid interest and Special Interest, if any, to the date of purchase of the notes. For purposes of the preceding sentence, “accreted value” shall be calculated as of the date of the repurchase and shall be an amount equal to the sum of (1) the offering price set forth on the cover of the Offering Memorandum and (2) the portion of the excess of the principal amount of each Note over such offering price, which shall have been amortized through such date, such amount to be so amortized on a daily basis and compounded semiannually on each May 1 and November 1 at the rate of 12.875% per annum from the date of original issuance of the Notes through such date, computed on the basis of a 360-day year of twelve 30-day months.
Working Capital Facility. The Issuer and the guarantors expect to enter into a new $33.0 million working capital facility with Nordea Bank Finland PLC, New York Branch, as administrative agent, which is referred to in the Preliminary Offering Memorandum as the Working Capital Facility.
Use of Proceeds. We estimate that the net proceeds from this offering will be approximately $370.1 million, after giving effect to discounts, expenses and offering expenses. After giving effect to the use of proceeds, the total amount of “May 14th Debt” repaid will be $370.1 million, including repayment of $22.2 million of subordinated intercompany indebtedness owed to the Parent. Proceeds from the offering and the sale of one of Trico’s North Sea class vessels used to repay subordinated intercompany indebtedness will be used to further repay $28.9 million of the $31.5 million outstanding under the Parent’s existing credit facility.

It is expected that delivery of the notes will be made against payment thereof on or about the closing date specified above, which will be the tenth business day following the date of this pricing supplement, or “T+10.” Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in three business days, or “T+3,” unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes prior to the Settlement Date will be required, by virtue of the fact that the notes initially will settle in T+10, to specify an alternative settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date of this pricing supplement should consult their own advisor.
This material is strictly confidential and has been prepared by the Company solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.
The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons. A copy of the Preliminary Offering Memorandum and the Final Offering Memorandum (when complete) may be obtained by eligible investors from Barclays Capital Inc., 745 Seventh Avenue, 2nd Floor, High Yield Capital Markets, New York, New York 10019.
This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

SCHEDULE III-A
Free Writing Offering Documents
A.	None.
SCHEDULE III-B
Free Writing Offering Documents
A.	Term sheet containing the terms of the Notes, substantially in the form of Schedule II.

B.	Electronic Road Show Presentation dated October 2009.

III-1

SCHEDULE IV
Certain Security Documents
A. Vessel Mortgages

Jurisdiction of
	Vessels	Registered Mortgage	Owner
1.	Arbol Grande*	Spain	Deep Ocean Shipping III AS
2.	Deep Endeavour	Isle of Man	Deep Ocean Shipping II AS
3.	Northern Canyon	Bahamas	Issuer
4.	Northern Commander	Norway	Issuer
5.	Northern Crusader	Norway	Issuer
6.	Northern Princess	Vanuatu	Issuer
7.	Northern Queen	British	Issuer
8.	Northern River	Norway	Issuer
9.	Northern Supporter	British	Issuer
10.	Northern Wave	Norway	Issuer
11.	Trico Sabre	Bahamas	Trico Subsea AS
12.	Atlantic Challenger	Isle of Man	Deep Ocean Shipping AS

*	Currently leased under the Arbol Grande Bareboat Charter Agreement and to be included in the “Collateral” only upon completion of acquisition thereof by DeepOcean Shipping III AS, which may not occur until expiration of the Arbol Grande Bareboat Charter Agreement in May 2010.
B. Deeds of Covenants
1.	Deed of Covenants with respect to the Deep Endeavor

2.	Deed of Covenants with respect to the Northern Canyon

3.	Deed of Covenants with respect to the Northern Queen

4.	Deed of Covenants with respect to the Northern Supporter

5.	Deed of Covenants with respect to the Trico Sabre

6.	Deed of Covenants with respect to the Atlantic Challenger
C. Earnings Assignment Agreements
1.	Security Agreement between DeepOcean Brasil Servicos Ltda. and the Collateral Agent

2.	Deed of Charge over Earnings between Trico Marine Cayman, L.P. and the Collateral Agent

3.	Pledge without Transfer of Possession Agreement among DeepOcean de Mexico S. de R.L. de C.V., Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.,

Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V. and the Collateral Agent

4.	Deed of Undisclosed Pledge of Receivables between DeepOcean B.V. and the Collateral Agent

5.	Security Agreement between Issuer and the Collateral Agent

6.	Security Agreement between Trico Supply AS and the Collateral Agent

7.	Security Agreement between Trico Subsea Holdings AS and the Collateral Agent

8.	Security Agreement between Trico Subsea Holdings AS and the Collateral Agent

9.	Security Agreement between DeepOcean Shipping AS and the Collateral Agent

10.	Security Agreement between DeepOcean Shipping II AS and the Collateral Agent

11.	Security Agreement between DeepOcean Shipping III AS and the Collateral Agent

12.	Security Agreement between DeepOcean AS and the Collateral Agent

13.	Security Agreement between CTC Marine Norway AS and the Collateral Agent

14.	Security Agreement between DeepOcean Maritime AS and the Collateral Agent

15.	Security Agreement between DeepOcean Management AS and the Collateral Agent

16.	Debenture between Trico Supply (UK) Limited and the Collateral Agent

17.	Debenture between CTC Marine Projects Limited and the Collateral Agent

18.	Debenture between DeepOcean Subsea Services Limited and the Collateral Agent

19.	Floating Charge by DeepOcean UK Ltd. in favour of the Collateral Agent

20.	Floating Charge by Albyn Marine Limited in favour of the Collateral Agent
D. Assignment of Ship Building Contracts and Assignment of Refund Guarantees
1.	Shipbuilding Contract Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 117 at Tebma Shipyards Limited

2.	Refund Guarantee Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 117 at Tebma Shipyards Limited

3.	Shipbuilding Contract Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 118 at Tebma Shipyards Limited

4.	Refund Guarantee Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 118 at Tebma Shipyards Limited

5.	Shipbuilding Contract Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 119 at Tebma Shipyards Limited

6.	Refund Guarantee Assignment between Trico Subsea AS and the Collateral Agent regarding Yard Number 119 at Tebma Shipyards Limited
E. Deeds of Charge, Security Agreements and Share Pledge Agreements
1.	Share Pledge Agreement over the shares in Trico Subsea AS

2.	Share Pledge Agreement over the shares in DeepOcean Shipping AS

3.	Share Pledge Agreement over the shares in DeepOcean Shipping II AS

4.	Share Pledge Agreement over the shares in DeepOcean Shipping III AS

5.	Share Pledge Agreement over the shares in Trico Subsea Holding AS

6.	Share Pledge Agreement over the shares in Trico Subsea AS

7.	Deed of Charge over the general partner interest in Trico Marine Cayman, L.P.

8.	Share Pledge Agreement over the shares in Trico Supply AS

9.	Share Pledge Agreement over the shares in the Issuer

10.	Share Pledge Agreement over the shares in DeepOcean AS

11.	Charge of Certificated Securities between Trico Supply AS and the Collateral Agent with respect to the securities of Trico Supply (UK) Limited

12.	Stock Transfer Form regarding Trico Supply (UK) Limited

13.	Charge of Certificated Securities between DeepOcean AS and the Collateral Agent with respect to the securities of CTC Marine Projects Limited

14.	Stock Transfer Form for the securities of CTC Marine Projects

15.	Share Pledge Agreement over the shares in DeepOcean Maritime AS

16.	Share Pledge Agreement over the shares in DeepOcean Management AS

17.	Quota Pledge Agreement among DeepOcean AS and Deep Ocean Maritime AS, as pledgors, Deep Ocean Brasil Servicos Ltda., as the intervening party, and the Collateral Agent

18.	Equity Holders Pledge Agreement among DeepOcean AS, DeepOcean Management AS, DeepOcean de Mexico S. de R.L. de C.V., Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V., Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V. and the Collateral Agent

19.	Charge of Certificated Securities by Trico Supply (UK) Limited in favour of the Collateral Agent with respect to the securities of Albyn Marine Limited

20.	Stock Transfer Form for the securities of Albyn Marine

21.	Share Pledge Agreement over the shares CTC Marine Norway AS

22.	Deed of Charge over the equity in CTC Marine Projects (Guernsey) Limited

23.	Deed of Disclosed Pledge of Registered Shares among DeepOcean Maritime AS, the Collateral Agent, and DeepOcean BV

24.	Charge over Certificated Securities by DeepOcean Subsea Services Limited in favour of the Collateral Agent with respect to the securities of DeepOcean UK Ltd

25.	Stock Transfer Form for the securities of DeepOcean UK Ltd.

26.	Pledge and Security Agreement among the Issuer, the Guarantors and the Collateral Agent with respect to, among other things, the member interest in Trico Holdco LLC
F. Account Pledge and Security Agreements and Blocked Account Control Agreements
1.	Security Agreement between the Issuer and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
2.	Security Agreement between Trico Supply AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
3.	Security Agreement between Trico Subsea Holdings AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (Nordea)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
4.	Security Agreement between Trico Subsea AS and the Collateral Agent

(a)	Notice of Assignment of Bank Accounts (Nordea)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
5.	Security Agreement between DeepOcean Shipping AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (SR-Bank)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
6.	Security Agreement between DeepOcean Shipping II AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (SR-Bank)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
7.	Security Agreement between DeepOcean Shipping III AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (SR-Bank)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
8.	Security Agreement between DeepOcean AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (DNB NOR Bank ASA)

(c)	Notice of Assignment of Bank Accounts (SR-Bank)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)
9.	Charge over Bank Account between Trico Supply (UK) Limited and the Collateral Agent

10.	Charge over Bank Account by Albyn Marine Limited in favour of the Collateral Agent

11.	Charge over Bank Account between CTC Marine Projects Limited and the Collateral Agent

12.	Bank Accounts Pledge Agreement between DeepOcean Brasil Servicos Ltda. and the Collateral Agent

13.	Security Agreement between DeepOcean Maritime AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (SR-Bank)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)

(c)	Notice of Assignment of Bank Accounts (Nordea)

(d)	Acknowledgement of Notice of Assignment of Bank Accounts (Nordea)
14.	Charge over Bank Account between DeepOcean Subsea Services Limited and the Collateral Agent
15.	Charge over Bank Account by DeepOcean UK Ltd. in favour of the Collateral Agent
16.	Security Agreement between DeepOcean Management AS and the Collateral Agent
(a)	Notice of Assignment of Bank Accounts (SR-Bank)

(b)	Acknowledgement of Notice of Assignment of Bank Accounts (SR-Bank)
17.	Pledge without Transfer of Possession Agreement among DeepOcean de Mexico S. de R.L. de C.V., Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V., Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V. and the Collateral Agent
18.	Deposit Account Control Agreement among the Trico Marine Cayman, L.P., the Collateral Agent, and Nordea

SCHEDULE V
Subsidiaries
SCHEDULE V — SUBSIDIARIES

	Direct Ownership and	Jurisdiction of
Company	Percentage Ownership	Organization
Trico Marine Assets, Inc.	100% owned by Parent	Delaware

Trico Marine International, Inc.	100% owned by Trico Marine Assets, Inc.	Louisiana

Trico Marine Assets, LLC	100% owned by Trico Marine Assets, Inc.	Delaware

Trico Marine Services (Hong Kong) Limited	100% owned by Trico Marine Assets, Inc.	Hong Kong

Eastern Marine Services Limited	49% owned by Trico Marine Services (Hong Kong) Limited and 51% owned by COSL-Hong Kong Limited	Hong Kong

Trico Marine International, Ltd.	100% owned by Parent	Cayman Islands

Trico Marine International Holdings B.V.	100% owned by Parent	Netherlands

Trico Holdings International B.V.	100% owned by Parent	Netherlands

Trico Marine Operators, Inc.	100% owned by Parent	Louisiana

Trico Servicos Maritimos Ltda.	85.16% owned by Parent and 14.84% owned by Trico Marine Operators, Inc.	Brazil

Coastal Inland Marine Services Ltd.	99.99% owned by Parent and 0.01% owned by Trico Marine Operators, Inc.	Nigeria

Servicios de Apoyo Maritimo de Mexico, S. de R.L. de CV.	99.97% owned by Parent and 0.03% owned by Trico Marine Operators, Inc.	Mexico

Naviera Mexicana de Servicios, S. de R.L de CV.	51% owned by Compania Maritima Mexicana de Servicios de Apoya a la Investigacion Cientifica, S.A. de C.V. and 49% owned by Parent	Mexico

V-1

	Direct Ownership and	Jurisdiction of
Company	Percentage Ownership	Organization
Trico Holdco LLC	100% owned by Parent	Delaware

Trico Marine Cayman, LP	Trico Holdco, LLC (GP-1%) and Parent (LP-99)%	Cayman Islands

Trico Supply AS	100% owned by Trico Marine Cayman, LP	Norway

Company Subsidiaries:	—	—

Trico Shipping AS	100% owned by Trico Supply AS	Norway

Trico Subsea Holding AS	100% owned by Trico Shipping AS	Norway

Trico Subsea AS	100% owned by Trico Subsea Holdings AS	Norway

DeepOcean Shipping AS	100% owned by Trico Shipping AS	Norway

DeepOcean Shipping II AS	100% owned by Trico Shipping AS	Norway

DeepOcean Shipping III AS	100% owned by Trico Shipping AS	Norway

Trico Supply (UK) Limited	100% owned by Trico Supply AS	England and Wales

Albyn Marine Limited	100% owned by Trico Supply (UK) Limited	Scotland

DeepOcean AS	100% owned by Trico Supply	Norway

DeepOcean Management AS	100% owned by DeepOcean AS	Norway

DeepOcean de Mexico, S. de R.L. de CV.	99% owned by DeepOcean AS and 1% owned by DeepOcean Management AS	Mexico

Servicios Profesionales de Apoyo Especializado, S. de R.L. de CV.	99% owned by DeepOcean de Mexico, S. de R.L. de CV and 1% owned by DeepOcean Management AS	Mexico

IV-2

	Direct Ownership and	Jurisdiction of
Company	Percentage Ownership	Organization
Servicios de Soporte Profesional Administrativo, S. de R.L. de CV.	99% owned by DeepOcean de Mexico, S. de R.L. de CV. and 1% owned by DeepOcean Management AS	Mexico

DeepOcean Maritime AS	100% owned by DeepOcean AS	Norway

DeepOcean Subsea Services Limited	100% owned by DeepOcean Maritime AS	UK

DeepOcean UK Ltd.	100% owned by DeepOcean Subsea Services Limited	UK

DeepOcean BV	100% owned by DeepOcean Maritime AS	Netherlands

DeepOcean Brasil Servicos Ltda.	100% owned by DeepOcean AS	Brazil

CTC Marine Projects Limited	100% owned by DeepOcean AS	UK

CTC Guernsey Ltd.	100% owned by CTC Marine Projects Limited	Guernsey

CTC Marine Norway AS	100% owned by CTC Marine Projects Limited	Norway

Subseasenteret Haugesund AS	50% owned by DeepOcean AS	Norway

IV-3

Exhibit A
Form of Registration Rights Agreement
[See attached.]

A-1

$400,000,000
TRICO SHIPPING AS
11 7/8% Senior Secured Notes due 2014
EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
October 30, 2009
Barclays Capital Inc.
c/o Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          Trico Shipping AS, a Norwegian limited company (the “Issuer”) and subsidiary of Trico Marine Services, Inc., a Delaware corporation (the “Parent”), proposes to issue and sell to the initial purchaser (the “Initial Purchaser”) named in that certain Purchase Agreement, dated October 16, 2009 (the “Purchase Agreement”), among the Issuer, the Parent, the other Guarantors (as defined below) and Barclays Capital Inc., on behalf of the Initial Purchasers, upon the terms set forth therein, $400,000,000 aggregate principal amount of the Issuer’s 11 7/8% Senior Secured Notes due 2014 (the “Securities”) to be issued pursuant to an indenture, dated as of the date hereof (as the same may be modified, supplemented or amended from time to time, the “Indenture”), among the Issuer, the Guarantors and Wells Fargo Bank, N.A., as trustee, which Securities will be unconditionally guaranteed on a senior secured basis by each of the Guarantors.
          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.
          As an inducement to the Initial Purchaser to enter into the Purchase Agreement and to purchase the Securities, the Issuers and the Guarantors agree with you for the benefit of the Holders (as defined below) as follows:
          21. Definitions. As used in this Agreement, the following terms shall have the following meanings:
          “Affiliate” of any specified Person shall mean any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
          “Agreement” shall mean this Exchange and Registration Rights Agreement.

          “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
          “Blackout Period” shall have the meaning set forth in Section 24(b).
          “Blue Sky Application” shall have the meaning set forth in Section 26(a).
          “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.
          “Effectiveness Target Date” shall have the meaning set forth in Section 22(a).
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          “Exchange Date” shall have the meaning set forth in Section 22(a)(ab).
          “Exchange Offer” shall mean the exchange offer by the Issuer and the Guarantors of Exchange Securities for Transfer Restricted Securities pursuant to Section 22(a).
          “Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 22(a).
          “Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
          “Exchange Securities” shall mean the securities to be issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms substantially identical to the terms of the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to the requirements to pay Special Interest pursuant to Section 22(e)) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.
          “FINRA” shall have the meaning set forth in Section 23(d).
          “FINRA Rules” shall have the meaning set forth in Section 23(q).
          “Guarantors” shall mean the Parent and each of the entities listed on Schedule I to the Purchase Agreement, together with any Guarantor’s successors and any additional parties that become guarantors of the Securities under the Indenture.
          “Holders” shall mean the Initial Purchaser, for so long as it owns any Transfer Restricted Securities, and its successors, assigns and direct and indirect transferees who become owners of Transfer Restricted Securities under the Indenture; provided that for purposes of Sections 25 and 26, the term “Holders” shall include Participating Broker-Dealers.
          “Indemnified Person” shall have the meaning set forth in Section 26(c).
          “Indemnifying Person” shall have the meaning set forth in Section 26(c).
          “Initial Purchaser” shall have the meaning set forth in the preamble.

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          “Indenture” shall have the meaning set forth in the preamble, as the same may be amended from time to time in accordance with the terms thereof.
          “Inspector” shall have the meaning set forth in Section 23(n).
          “Issuer” shall have the meaning set forth in the preamble and shall also include the Issuer’s successors.
          “Issuer FWP” shall have the meaning set forth in Section 26(a).
          “Losses” shall have the meaning set forth in Section 26(a).
          “Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of Transfer Restricted Securities outstanding from time to time.
          “Participating Broker-Dealer” shall have the meaning set forth in Section 25(a).
          “Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.
          “Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.
          “Purchase Agreement” shall have the meaning set forth in the preamble.
          “Registration Default” shall have the meaning set forth in Section 22(e)(af).
          “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuer and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or FINRA registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any Underwriters or Holders in connection with blue sky qualification of any Exchange Securities or Transfer Restricted Securities), (iii) all expenses of any Persons not otherwise specifically addressed herein in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under the Trust Indenture Act, and the rules and regulations of the SEC applicable to an indenture which is qualified thereunder, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuer and the Guarantors and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be Akin Gump Strauss Hauer & Feld unless another firm shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchaser) and (viii) the fees and disbursements of the independent public accountants of the Issuer and the Guarantors including the expenses of any special audits, “comfort” letters, required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and

4

underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.
          “Registration Statement” shall mean any registration statement of the Issuer and the Guarantors that covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
          “Reviewed Filings” shall have the meaning set forth in Section 23(j).
          “SEC” shall mean the Securities and Exchange Commission.
          “Securities” shall have the meaning set forth in the preamble.
          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
          “Shelf Effectiveness Period” shall have the meaning set forth in Section 22(b).
          “Shelf Filing Date” shall have the meaning set forth in Section 22(b).
          “Shelf Registration” shall mean a registration effected pursuant to Section 22(b).
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantors that covers all of the Transfer Restricted Securities (but no other securities unless approved by the Holders of a majority of the aggregate principal amount of Transfer Restricted Securities which are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
          “Special Interest” shall have the meaning set forth in Section 22(e).
          “Staff” shall mean the staff of the SEC.
          “Transfer Restricted Securities” shall mean the Securities; provided that a Security shall cease to be a Transfer Restricted Security on the earliest to occur of (i) the date on which such Security has been exchanged by a Person other than a broker-dealer for an Exchange Security in the Exchange Offer; (ii) following the exchange by a broker-dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement; (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act.
          “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          “Underwriters” shall have the meaning set forth in Section 23.

5

          “Underwritten Offering” shall mean an offering in which Transfer Restricted Securities are sold to an Underwriter for reoffering to the public.
          “Unrestricted Securities” shall mean the Securities issued by the Issuer and guaranteed by the Guarantors under the Indenture containing terms substantially identical to the Securities (except that the Unrestricted Securities will not be subject to restrictions on transfer or the requirements to pay Special Interest pursuant to Section 22).
          22. Exchange Offer and Registration Under the Securities Act.
          (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable policies or interpretations of the Staff, the Issuer and the Guarantors shall (i) within 210 days (or, if the 210th day is not a Business Day, the next Business Day thereafter) after the Closing Date, cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Transfer Restricted Securities for Exchange Securities, (ii) use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 270 days (or, if the 270th day is not a Business Day, the next Business Day thereafter) after the Closing Date (the “Effectiveness Target Date”) and remain effective until the closing of the Exchange Offer, (iii) as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, offer the Exchange Securities in exchange for the Securities and (iv) keep the Exchange Offer open for not less than 30 days (or longer if required by law) after the date notice of the Exchange Offer is mailed to the Holders. The Issuer and the Guarantors shall use their respective commercially reasonable efforts to complete the Exchange Offer on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in any event on or prior to the 360th day after the Closing Date, or longer if required by the federal securities laws.
          The Issuer and the Guarantors shall commence the Exchange Offer by promptly mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:
          (aa) that the Exchange Offer is being made pursuant to this Agreement and that all Transfer Restricted Securities validly tendered and not properly withdrawn will be accepted for exchange;
          (ab) the date of acceptance for exchange (which shall be a period of at least 30 days from the date such notice is mailed) (the “Exchange Date”);
          (ac) that any Transfer Restricted Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement;
          (ad) that any Holder electing to have a Transfer Restricted Security exchanged pursuant to the Exchange Offer will be required to surrender such Transfer Restricted Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, prior to the close of business on the Exchange Date; and
          (ae) that any Holder will be entitled to withdraw its election, not later than the close of business on the Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the aggregate principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged.

6

          As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Issuer and the Guarantors that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer or any Guarantor, and (iv) it either (A) is not a broker-dealer or (B) it is a broker-dealer that acquired the Securities for its own account as a part of its market-making or other trading activities and will deliver a Prospectus in connection with any resale of such Exchange Securities.
          As soon as practicable after the Exchange Date, the Issuer and the Guarantors shall:
          accept for exchange Transfer Restricted Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and
          deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Issuer and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Transfer Restricted Securities surrendered by such Holder.
          Notwithstanding any other provisions hereof, the Issuer will ensure that (i) any Exchange Offer Registration Statement complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
          (b) Shelf Registration Statement. If (i) the Issuer, upon advice of its outside counsel, determines that the Exchange Offer Registration provided for in Section 22(a) above is not available or may not be completed as soon as practicable after the Exchange Date because it would violate any applicable law or applicable interpretations of the Staff, (ii) the Exchange Offer is not for any other reason completed on or prior to the date specified therefor in Section 22(a), or (iii) any Holder notifies the Issuer prior to the 20th Business Day following the Exchange Date that it (x) is prohibited by law or the applicable interpretations of the Staff from participating in the Exchange Offer, (y) may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus included in the Exchange Offer Registration Statement is not appropriate or available for such resales, or (z) is a broker-dealer and owns Securities acquired directly from the Issuer or an Affiliate of the Issuer, the Issuer and the Guarantors shall use their respective commercially reasonable efforts to cause to be filed as soon as practicable after such determination or notification, as the case may be, a Shelf Registration Statement providing for the resale of all the Transfer Restricted Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC.
          If the Issuer and the Guarantors are required to file a Shelf Registration Statement pursuant to Section 22(b), the Issuer and the Guarantors shall use their respective commercially reasonable efforts to file the Shelf Registration Statement with the SEC on or prior to the 90th day after such filing obligation arises (the “Shelf Filing Date”) and to cause the Shelf Registration Statement to be declared effective under the Securities Act by the SEC on or prior to the 90th day after the date on which the Shelf Registration Statement is filed.

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          The Issuer and the Guarantors agree to use their respective commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (i) the time the Securities covered by the Shelf Registration Statement can be sold pursuant to Rule 144 under the Securities Act without any limitations under clauses (c), (e), (f) and (h) of Rule 144, (ii) two years from the Closing Date and (iii) the date on which all Securities registered thereunder have been disposed of in accordance therewith (the “Shelf Effectiveness Period”). The Issuer and the Guarantors shall be deemed not to have used their respective commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such securities during the Shelf Effectiveness Period, unless (i) such action is required by applicable law, (ii) the Issuer and the Guarantors comply with this Agreement or (iii) such action is taken by the Issuer in good faith and for valid business reasons (not including avoidance of the Issuer’s and the Guarantors’ obligations hereunder), including the acquisition or divestiture of assets, so long as the Issuer and the Guarantors promptly thereafter comply with the requirements of Section 23(i), if applicable.
          The Issuer and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations or if reasonably requested by a Holder of Transfer Restricted Securities with respect to information relating to such Holder, and to use their respective commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable. The Issuer and the Guarantors agree to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being filed with (in the case of a supplement) or declared effective by (in the case of an amendment) the SEC. Each Holder participating in such Shelf Registration Statement shall notify the Issuer promptly of any sale of Securities by it.
          The Issuer may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of the Securities as the Issuer may from time to time reasonably require for inclusion in the Shelf Registration Statement, including requiring the Holder to properly complete and execute such selling Security Holder notice and questionnaires, and any amendments or supplements thereto, as the Issuer may reasonably deem necessary or appropriate, and the Issuer may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.
          Notwithstanding any other provisions of this Agreement to the contrary, the Issuer shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of its respective effective date, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
          (c) Registration Expenses. The Issuer shall pay all Registration Expenses in connection with any registration pursuant to Section 22(a) and Section 22(b) hereof. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Securities pursuant to the Shelf Registration Statement or, if a Participating Broker-Dealer, relating to the sale or disposition pursuant to the Exchange Offer Registration Statement.

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          (d) Conditions to Exchange Offer. The Issuer and the Guarantors shall use their respective commercially reasonable efforts to complete the Exchange Offers as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer shall not violate applicable law, policy or any applicable interpretation of the Staff, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which has resulted or could reasonably be expected to result in a temporary or permanent injunction prohibiting the Issuer from proceeding with the Exchange Offer and (iii) all governmental approvals shall have been obtained, which approvals the Issuer deems necessary (based on advice of outside counsel) for the consummation of the Exchange Offer. The Issuer shall inform the Initial Purchaser, upon its request, of the names and addresses of the Holders to whom any Exchange Offer is made, and the Initial Purchaser shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Securities in any Exchange Offer.
          (e) Special Interest. The Issuer shall pay, as liquidated damages, additional cash interest (“Special Interest”) on the Transfer Restricted Securities if:
          (aa) the Issuer and the Guarantors fail to file an Exchange Offer Registration Statement with the SEC on or prior to the 210th day after the Closing Date;
          (ab) the Exchange Offer Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date;
          (ac) the Exchange Offer is not consummated on or before the 360th day after the Closing Date;
          (ad) the Issuer and the Guarantors are obligated to file a Shelf Registration Statement pursuant to Section 22(b), and the Issuer and the Guarantors fail to file the Shelf Registration Statement with the SEC on or prior to the Shelf Filing Date;
          (ae) the Issuer and the Guarantors are obligated to file a Shelf Registration Statement pursuant to Section 22(b), the Shelf Registration Statement is not declared effective under the Securities Act by the SEC on or prior to the 90th day after the Shelf Filing Date; or
          (af) after the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, such Registration Statement thereafter ceases to be effective or usable during the period in which such Registration Statement is required to be effective and usable pursuant to this Agreement (each such event referred to in this clause (vi) and the preceding clauses (i) through (v) being called a “Registration Default”), from and including the date on which any such Registration Default shall occur but excluding the date on which all Registration Defaults have been cured.
          A Registration Default referred to in paragraphs (iv), (v) or (vi) of this Section 22(e) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related Prospectus if such Registration Default has occurred as a result of any event of the kind described in Section 23(e)(ae); provided, however, that Special Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured if such Registration Default occurs for a continuous period in excess of 60 days.

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          The rate of the Special Interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 0.50% per annum. Such Special Interest will be in addition to any other interest payable from time to time with respect to the Transfer Restricted Securities.
          All accrued Special Interest shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each interest payment date, as more fully set forth in the Indenture and the Securities. Notwithstanding the fact that any Securities for which Special Interest are due cease to be Transfer Restricted Securities, all obligations of the Issuer to pay Special Interest with respect to Securities shall survive until such time as such obligations with respect to such Securities shall have been satisfied in full.
          An Exchange Offer Registration Statement pursuant to Section 22(a) or a Shelf Registration Statement pursuant to Section 22(b) will not be deemed to have become effective unless it has been declared effective by the SEC.
          23. Registration Procedures. In connection with their obligations pursuant to Section 22(a) and Section 22(b), the Issuer and the Guarantors shall as expeditiously as possible:
          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, in accordance with the applicable periods provided in Section 22, which form (x) shall be selected by the Issuer and the Guarantors (y) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form; and use their respective commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable periods in accordance with Section 22 and Section 24;
          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable periods in accordance with Section 22 and Section 24 and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Transfer Restricted Securities or Exchange Securities;
          (c) in the case of a Shelf Registration, furnish to each Holder and each Participating Broker-Dealer of Transfer Restricted Securities, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto, to facilitate the sale or other disposition of the Transfer Restricted Securities thereunder; and the Issuer and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities and any such Underwriters in connection with the offering and sale of the Transfer Restricted Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;
          (d) use their respective commercially reasonable efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC; cooperate

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with the Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (the “FINRA”), including if the FINRA Rules so require, engaging a “qualified independent underwriter” (as defined in NASD Rule 2720) (“QIU”) as contemplated therein and otherwise applying the provisions of this Agreement to such QIU as though it were a participating underwriter; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Transfer Restricted Securities owned by such Holder; provided that neither the Issuer nor any Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;
          (e) in the case of a Shelf Registration, notify each Holder of Transfer Restricted Securities, counsel for such Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder or counsel, confirm such advice in writing (aa) when a Registration Statement and any amendment thereto has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ab) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (ac) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (ad) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Issuer or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Transfer Restricted Securities cease to be true and correct in all material respects or if the Issuer or any Guarantor receives any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (ae) of the happening of any event during the period a Shelf Registration Statement or Exchange Offer Registration Statement is effective that requires the making of any changes in such Registration Statement or Prospectus so that as of such date, such Registration Statement or Prospectus does not include an untrue statement of material fact or omit to state a material fact necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading or upon discovery that such Registration Statement or Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and (af) of any determination by the Issuer or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;
          (f) use their respective commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;
          (g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);
          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be issued in such denominations and registered in such names (consistent with the

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provisions of the Indenture) as the selling Holders may reasonably request at least one Business Day prior to the closing of any sale of Transfer Restricted Securities;
          (i) upon the occurrence of any event contemplated by Section 23(e)(ae), use their respective commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to purchasers of the Transfer Restricted Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; and the Issuer shall notify the Holders of Transfer Restricted Securities to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission;
          (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any pre-effective amendment to a Registration Statement or a Prospectus and, in the case of an Underwritten Offering, any post-effective amendment to a Registration Statement, or supplement to a Prospectus filed during the period in which a Prospectus is required to be delivered in connection with such Underwritten Offering (collectively, the “Reviewed Filings”) (excluding any document that is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement), provide copies of such document to the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, to the Holders of Transfer Restricted Securities and their counsel) and make such representatives of the Issuer and the Guarantors as shall be reasonably requested by the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities or their counsel) available for discussion of such document; and the Issuer and the Guarantors shall not make any Reviewed Filing (excluding any document that is to be incorporated by reference into a Registration Statement or a Prospectus), of which the Initial Purchaser and its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchaser or its counsel (and, in the case of a Shelf Registration Statement, the Holders of Transfer Restricted Securities or their counsel) shall reasonably object;
          (k) obtain a CUSIP number for all Exchange Securities or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with certificates for such Exchange Securities or Transfer Restricted Securities, in a form eligible for deposit with The Depository Trust Company;
          (l) comply with all applicable rules and regulations of the SEC and shall make generally available to its Holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuer’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period;
          (m) cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; execute, and use their respective commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner; and in the event that such qualification would

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require the appointment of a new trustee under the Indenture, appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture;
          (n) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Transfer Restricted Securities (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys, accountants or other agents designated by the Holders or any Underwriter, at reasonable times and in a reasonable manner (including, if so requested, prior to the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and each closing under any underwriting or similar agreement as and to the extent required thereunder), all pertinent financial and other records, documents and properties of the Issuer and the Guarantors and cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney, accountant or agent in connection with a Shelf Registration Statement; provided that if any such information is identified in writing by the Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with applicable law or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality other than as a result of disclosure of such information by any such Person;
          (o) in the case of a Shelf Registration, use their respective commercially reasonable efforts to cause all Transfer Restricted Securities to be listed on any securities exchange or any automated quotation system, if any, on which the Exchange Securities are then listed, if requested by the Holders of a majority in principal amount of the Transfer Restricted Securities included in the Shelf Registration, to the extent such Transfer Restricted Securities satisfy applicable listing requirements;
          (p) if reasonably requested by any Holder of Transfer Restricted Securities covered by a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable as the Issuer has received notification of the matters to be incorporated in such filing;
          (q) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules of the FINRA or any successor thereto as amended from time to time (the “FINRA Rules”)) thereof, whether as a Holder of such Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such FINRA Rules, including, without limitation, by (i) if such FINRA Rules, including NASD Rule 2720, shall so require, engaging a QIU to participate in the preparation of the Registration Statement relating to such Securities or Exchange Securities, to exercise usual standards of due diligence in respect thereto, (ii) indemnifying any such QIU to the extent of the indemnification of underwriters provided in Section 26 hereof and (iii) providing such information to such broker-dealer as may be required for such broker-dealer to comply with the requirements of the FINRA Rules; and
          (r) in the case of a Shelf Registration, enter into such customary agreements (including underwriting agreements) and take all such other actions in connection therewith (including those reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold) to expedite or facilitate the registration or the disposition of such Transfer Restricted Securities including, but not limited to, in an Underwritten Offering and in such connection, (i) make representations and warranties to the Holders and any Underwriters of such Transfer Restricted Securities with respect to the business of the Issuer and its subsidiaries, the Registration Statement,

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Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Issuer and the Guarantors (which opinions, with the consent of the Underwriters (such consent not to be unreasonably withheld), may include the opinion of the Issuer’s in-house counsel with respect to certain matters and which shall be reasonably satisfactory to such Underwriters and their counsel) addressed to each Underwriter of Transfer Restricted Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Issuer and the Guarantors, as applicable (and, if necessary, any other certified public accountant of any subsidiary of the Issuer or any Guarantor (as applicable), or of any business acquired by the Issuer or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Underwriter of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, (iv) obtain oil and gas reserve report letters from independent petroleum engineering firms, (v) cause any underwriting agreement entered into in connection therewith to contain indemnification provisions and procedures no less favorable than those set forth in Section 26 (or such other provisions and procedures reasonably acceptable to the Majority Holders and the Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 26, and (vi) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Transfer Restricted Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuer and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; provided, however, that the Issuer and the Guarantors shall not be responsible for payment of any underwriter discounts or commissions.
          The foregoing actions set forth in clauses (i), (ii), (iii) and (v) of this Section 23(r) shall be performed at (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.
          The Issuer shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.
          The Issuer shall not, without the prior consent of the Initial Purchaser (such consent not to be unreasonably withheld), make any offer relating to the Securities that would reasonably be expected to constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act.
          In the case of a Shelf Registration Statement, the Issuer may require each Holder of Transfer Restricted Securities to furnish to the Issuer such information regarding such Holder and the proposed disposition by such Holder of such Transfer Restricted Securities as the Issuer may from time to time reasonably request in writing.
          The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders of the Transfer Restricted Securities included in such offering, subject to the Issuer’s consent (such consent not to be unreasonably withheld, conditioned or delayed).
          24. Blackout Periods

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          (a) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities agrees that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 23(e)(ac), 23(e)(ad) or 23(e)(ae), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 23(i) or notice from the Issuer that the use of the Prospectus may be resumed, and, if so directed by the Issuer, such Holder will deliver to the Issuer all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that is current at the time of receipt of such notice. The Issuer and the Guarantors agree to proceed promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the related Prospectus to describe such events) such Registration Statement.
          (b) If the Issuer shall give any such notice to suspend the disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Issuer shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus or notice from the Issuer necessary to resume such dispositions (such period, a “Blackout Period”). The Issuer may give any such notice only three times during any 365-day period and any such suspensions shall not exceed 60 days for each suspension and 90 days in the aggregate for all suspensions during any 365-day period and there shall not be more than three suspensions in effect during any 365-day period; provided, however, that a suspension for a period not to exceed 7 days that occurs solely as a result of the filing of a post-effective amendment to a Registration Statement to incorporate annual or quarterly financial information with respect to the Issuer and its subsidiaries where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus shall not be deemed a suspension for purposes of calculating the limits set forth in this sentence; provided, further, that in any case, if such Blackout Period occurs for a continuous period in excess of 60 days, a Registration Default shall be deemed to have occurred on the 61st day of such Blackout Period and Special Interest shall be payable in accordance with Section 22(e) from the day such Registration Default occurs until such Registration Default is cured or until the Issuer and the Guarantors are no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable.
          25. Participation of Broker-Dealers in Exchange Offer.
          (a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”) may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.
          The Issuer and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and setting forth the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

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          (b) In light of the above, and notwithstanding the other provisions of this Agreement, the Issuer and the Guarantors agree to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 23(i), and to use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective for a period of at least 90 days following the Exchange Date or such longer period not to exceed 150 days if reasonably requested in writing by one or more Participating Broker-Dealers, to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers or other Persons, if any, with similar Prospectus delivery requirements, consistent with the positions of the Staff recited in Section 25(a) above. The Issuer and the Guarantors further agree that Participating Broker-Dealers, and other Persons, if any, shall be authorized to deliver such Prospectus during such period in connection with the resales contemplated by this Section 25.
          The Issuer and the Guarantors shall provide sufficient copies of the latest version of the Prospectus to Participating Broker-Dealers promptly upon request at any time during such 90-day period (or such longer period as may be requested pursuant to the foregoing paragraph) in order to facilitate resales.
          (c) The Initial Purchaser shall have no liability to the Issuer, any Guarantor, or any Holder with respect to any request that they may make pursuant to Section 25(b) above.
          26. Indemnification and Contribution.
          (a) Each of the Issuer and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each Holder and with respect to any Prospectus delivery as contemplated by Section 25, each Participating Broker-Dealer, their respective Affiliates, directors, officers, employees and agents and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities and/or Exchange Securities and without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several (“Losses”), that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Registration Statement or any Prospectus or in any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Issuer FWP”) or (B) any blue sky application or other document prepared or executed by the Issuer or any Guarantor (or based upon any written information furnished by the Issuer or any Guarantor) specifically for the purpose of qualifying any or all of the Transfer Restricted Securities or Exchange Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any such Initial Purchaser or Holder in connection with, or relating in any manner to, the Transfer Restricted Securities or the Exchange Securities or any Exchange Offer contemplated hereby, and which is included as part of or referred to in any Losses arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Issuer and the Guarantors shall not be liable for any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such Losses resulted solely from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser or Holder, as the case may be, through its gross negligence or willful misconduct), and shall reimburse each such Initial Purchaser or Holder and each such officer, director, employee, agent or controlling person promptly upon written demand for any legal or other expenses reasonably incurred by that Initial Purchaser or Holder, officer, director, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such Losses as

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such expenses are incurred; provided, however, that the Issuer and the Guarantors shall not be liable in any such case to the extent that any such Losses arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Prospectus, Registration Statement, Issuer FWP or Blue Sky Application in reliance upon and in conformity with the written information concerning such Initial Purchaser or Holder furnished to the Issuer by or on behalf of such Initial Purchaser or Holder specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Holder or to any officer, director, employee, agent or controlling person of that Holder.
          (b) Each Holder of Transfer Restricted Securities and Exchange Securities covered by a Registration Statement agrees, severally and not jointly, to indemnify and hold harmless the Issuer, the Guarantors, the Initial Purchaser and the other selling Holders, the directors of the Issuer and the Guarantors each officer of the Issuer and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Issuer, the Guarantors any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any Losses that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Issuer in writing by or on behalf of such Holder expressly for use in any Registration Statement, any Prospectus, any Issuer FWP and any Blue Sky Application.
          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 26 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 26. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 26 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to other Indemnified Persons or the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (i) for any Initial Purchaser, its Affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by Barclays Capital Inc. on behalf of the Initial Purchaser, (ii) for any Holder, its Affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (iii) in all other cases shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the

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Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any Losses referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors from the offering of the Securities and the Exchange Securities, on the one hand, and by the Holders from receiving Securities or Exchange Securities registered under the Securities Act, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand, and the Holders on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Issuer, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 26 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the Losses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 26, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (f) The remedies provided for in this Section 26 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
          (g) The indemnity and contribution provisions contained in this Section 26 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser or any Holder, their respective Affiliates or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer or the Guarantors their respective Affiliates or the officers or directors of or any Person controlling the Issuer or the

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Guarantors (iii) acceptance of any of the Exchange Securities and (iv) any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.
          27. Rules 144 and 144A. In the event the Parent is not subject to Section 13 or 15(d) of the Exchange Act, each of the Issuer and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act to permit resales of such Transfer Restricted Securities pursuant to Rule 144A. Each of the Issuer and the Guarantors further covenants that, for so long as any Transfer Restricted Securities remain outstanding, it will use its reasonable best efforts to take such further action as any Holder may reasonably request in writing, all to the extent required from time to time to enable such holder to sell the Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 any similar rule or regulation hereafter adopted by the SEC.
          28. General.
          (a) Securities Held by the Issuer. Whenever the consent or approval of Holders of a specified percentage of the aggregate principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by either the Issuer or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (b) No Inconsistent Agreements. The Issuer and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Issuer or any Guarantor, as applicable, under any other agreement and (ii) neither the Issuer nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof.
          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 26 shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder. Any amendments, modifications, supplements, waivers or consents pursuant to this Section 28(c) shall be by a writing executed by each of the parties hereto.
          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimilie, or any courier guaranteeing overnight delivery:
          (aa) if to a Holder, at the most current address maintained by the Trustee (as such term is defined in the Indenture), with a copy in like manner to Barclays Capital Inc.;

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          (ab) if to the Initial Purchaser, to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Office of the General Counsel; and
          (ac) if to the Issuer or any Guarantor, to Trico Marine Services, Inc., 10001 Woodloch Forest Drive, Suite 610, The Woodlands, Texas 77380, Attention: General Counsel (Fax: (281) 203-5701), with a copy to Bartlit Beck Herman Palenchar & Scott LLP, 1899 Wynkoop Street, Suite 800, Denver, Colorado 80202, Attention: Polly Swartzfager (Fax: (303) 592-3140).
All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.
          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchaser (in its capacity as Initial Purchaser) shall have no liability or obligation to the Issuer or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder (other than the Initial Purchaser, in its capacity as a Holder, if applicable) of, any of the obligations of such Holder under this Agreement.
          (f) Third Party Beneficiaries. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Issuer and the Guarantors on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of other Holders hereunder.
          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (h) Headings. The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.
          (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void, unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The Issuer, the Guarantors and the Initial Purchaser shall endeavor in good faith negotiations to replace such provisions with valid provisions, the economic effect of which comes as close as possible to that of the provisions that were held to be invalid, illegal, void, unenforceable or against public policy. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions,

20

covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void, unenforceable or against public policy.
          (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (k) Miscellaneous. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.
[Signature Pages to Follow]

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     Please confirm that the foregoing correctly sets forth the agreement among the Issuer, the Guarantors and you.

Very truly yours, Trico Shipping AS
By:
	Name:	Gerald A. Gray
	Title:	Managing Director

Trico Marine Services, Inc.

By:
	Name:	Joseph S. Compofelice
	Title:	Chief Executive Officer
Trico Marine Cayman, L.P.

By:	Trico Holdco, LLC, General Partner

By:
	Name:	Joseph S. Compofelice
	Title:	President

Trico Holdco, LLC

By:
	Name:	Joseph S. Compofelice
	Title:	President

Trico Supply AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

Trico Subsea Holding AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean Shipping III AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean Shipping II AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

1

DeepOcean Shipping AS
By:
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean AS

By:
	Name:	Joseph S. Compofelice
	Title:	Chairman

Trico Supply (UK) Limited

By:
	Name:	Gerald A. Gray
	Title:	Managing Director

Albyn Marine Limited

By:
	Name:	Gerald A. Gray
	Title:	Managing Director

Ctc Marine Projects Limited

By:
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DeepOcean Brasil Servicos Ltda.

By:
	Name:	Per Thuestad
	Title:	Director

DeepOcean Maritime AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

DeepOcean Management AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

2

DeepOcean De Mexico S. de R.L. de C.V.
By:
	Name:	Rishi A. Varma
	Title:	Manager

CTC Marine Norway AS

By:
	Name:	Rishi A. Varma
	Title:	Chairman

CTC Guernsey Ltd.

By:
	Name:	Rishi A. Varma
	Title:	Director

DeepOcean Subsea Services Limited

By:
	Name:	Gerald A. Gray
	Title:	Managing Director

DeepOcean BV

By:
	Name:	Mads Bardsen
	Title:	Director

DeepOcean UK Ltd.

By:
	Name:	Gerald A. Gray
	Title:	Managing Director

Servicios Profesionales de Apoyo Especializado, S. de R.L. de C.V.

By:
	Name:	Rishi A. Varma
	Title:	Manager

Servicios de Soporte Profesional Administrativo, S. de R.L. de C.V.

By:
	Name:	Rishi A. Varma
	Title:	Manager

3

Trico Subsea AS
By:
	Name:	Rishi A. Varma
	Title:	Chairman

Accepted on behalf of the Initial Purchaser:
By: BARCLAYS CAPITAL INC.

By:
Name:
Title:

4

Exhibit B-1
Company Counsel Opinion

B-1-1

Exhibit B-2
Company In-House Counsel Opinion

B-2

Exhibits C-1
Higgs & Johnson (Bahamas)

C-1-1

Exhibit C-2
TozziniFreire Advogados (Brazil)

C-2-1

Exhibit C-3
Maples & Calder (Cayman Islands)

C-3-1

Exhibit C-4
Carey Olsen (Guernsey)

C-4-1

Exhibit C-5
Cains (Isle of Man)

C-5-1

Exhibit C-6
Pinedo Abogados (Mexico)

C-6-1

Exhibit C-7
Nauta Dutilh (The Netherlands)

C-7-1

Exhibit C-8
Simonsen Advokatfirma (Norway)

C-8-1

Exhibit C-9
BA-HR (Norway)

C-9-1

Exhibit C-10
Advokatfirmaet Schjodt DA (Norway)

C-10-1

Exhibit C-11
Uría Menéndez (Spain)

C-11-1

Exhibit C-12
Mackinnons (U.K.)

C-12-1

Exhibit C-13
Seward Kissel LLP (Vanuatu)

C-13